                          FUND PARTICIPATION AGREEMENT

         This  AGREEMENT is made this 31st day of January,  2001, by and between
Security  Benefit Life  Insurance  Company  (the  "Insurer"),  a life  insurance company domiciled in Kansas, on its behalf and on behalf of the segregated asset accounts of the Insurer  listed on Exhibit A to this  Agreement  (the  "Separate
Accounts");  Insurance Series (the "Fund"), a Massachusetts  business trust; and
Federated Securities Corp. (the "Distributor"), a Pennsylvania corporation.

                               W I T N E S S E T H

         WHEREAS,  the Fund is  registered  with  the  Securities  and  Exchange
Commission  ("SEC")  as an  open-end  management  investment  company  under the
Investment  Company  Act of  1940,  as  amended  ("1940  Act")  and the  Fund is
authorized  to  issue  separate   classes  of  shares  of  beneficial   interest
("shares"),  each  representing  an interest in a separate  portfolio  of assets known as a  "portfolio"  and each  portfolio has its own  investment  objective, policies, and limitations; and

         WHEREAS,  the Fund is  available  to offer shares of one or more of its portfolios  to  separate  accounts of  insurance  companies  that fund  variable annuity  contracts  ("Variable  Contracts") and to serve as an investment medium for Variable  Contracts  offered by insurance  companies  that have entered into participation agreements substantially similar to this agreement ("Participating
Insurance  Companies"),  and the Fund will be made  available  in the  future to offer shares of one or more of its portfolios to separate  accounts of insurance companies  that fund  variable  life  insurance  policies  (at  which  time such policies would also be "Variable Contracts" hereunder), and

         WHEREAS,   the  Fund  is  currently   comprised  of  thirteen  separate
portfolios, and other portfolios may be established in the future; and

         WHEREAS, the Fund has obtained an order from the SEC dated December 29,
1993  (File  No.  812-8620),  granting  Participating  Insurance  Companies  and variable annuity and variable life insurance  separate accounts  exemptions from the provisions of sections  9(a),  13(a),  15(a),  and 15(b) of the 1940 Act and
Rules  6e-2(b)(15) and  6e-3(T)(b)(15)  thereunder,  to the extent  necessary to permit  shares  of the  Fund to be sold to and  held  by  variable  annuity  and variable life insurance  separate accounts of life insurance  companies that may or may not be  affiliated  with one another  (hereinafter  the "Mixed and Shared
Funding Exemptive Order"); and

         WHEREAS,  the Distributor is registered as a broker-dealer with the SEC under the  Securities  Exchange Act of 1934, as amended  ("1934 Act"),  and is a member in good standing of the National Association of Securities Dealers,  Inc.
("NASD"); and

         WHEREAS,  to the extent  permitted  by  applicable  insurance  laws and regulations,  the Insurer wishes to purchase shares of one or more of the Fund's portfolios on behalf of its Separate  Accounts to serve as an investment  medium for Variable Contracts funded by the Separate  Accounts,  and the Distributor is authorized to sell shares of the Fund's portfolios;

         NOW,  THEREFORE,  in  consideration  of the  foregoing  and the  mutual promises  and  covenants  hereinafter  set forth,  the parties  hereby  agree as follows:

ARTICLE I.            SALE OF FUND SHARES

         1.1 The  Distributor  agrees to sell to the Insurer those shares of the portfolios  offered and made  available by the Fund and  identified on Exhibit B
("Portfolios")  that the Insurer orders on behalf of its Separate Accounts,  and agrees to execute such orders on each day on which the Fund  calculates  its net asset value pursuant to rules of the SEC ("business day") at the net asset value next computed after receipt and acceptance by the Fund or its agent of the order for the shares of the Fund.

         1.2 The Fund agrees to make  available  on each  business day shares of the  Portfolios  for purchase at the applicable net asset value per share by the
Insurer on behalf of its Separate Accounts; provided, however, that the Board of
Trustees of the Fund may refuse to sell shares of any  Portfolio  to any person, or suspend or terminate the offering of shares of any Portfolio,  if such action is required by law or by regulatory  authorities  having  jurisdiction or is, in the sole  discretion of the  Trustees,  acting in good faith and in light of the
Trustees' fiduciary duties under applicable law, necessary in the best interests of the shareholders of any Portfolio.

         1.3 The Fund and the Distributor agree that shares of the Portfolios of the Fund will be sold only to Participating Insurance Companies,  their separate accounts,  and other persons  consistent  with each Portfolio  being  adequately diversified  pursuant to Section 817(h) of the Internal Revenue Code of 1986, as
amended  ("Code"),  and the regulations  thereunder.  No shares of any Portfolio will be sold  directly  to the  general  public to the extent not  permitted  by applicable tax law.

         1.4 The Fund and the Distributor will not sell shares of the Portfolios to any  insurance  company or separate  account  unless an agreement  containing provisions  substantially  the same as the  provisions in Section 2.5 of Article
II,  Article IV and  Article VII of this  Agreement  is in effect to govern such sales.

         1.5 Upon  receipt of a request for  redemption  in proper form from the
Insurer,  the Fund  agrees  to  redeem  any  full or  fractional  shares  of the
Portfolios held by the Insurer,  executing such requests on each business day at the net asset value next computed  after  receipt and  acceptance by the Fund or its agent of the request for redemption, except that the Fund reserves the right to suspend the right of  redemption,  consistent  with Section 22(e) of the 1940
Act and any rules thereunder. Provided that the Fund has not suspended the right of redemption in accordance  with Section 22(e) of the 1940 Act, such redemption shall be paid by the  Fund to SBL on the  business  day  that the Fund  receives actual  notice of an order to redeem  shares.  Payment shall be in federal funds transmitted  by wire by 6 p.m.  Eastern time,  although  Federated will use best efforts to make such payment by 3 p.m. Eastern time.

         1.6 For  purposes of  Sections  1.2 and 1.5,  the Insurer  shall be the agent of the Fund for the limited  purpose of receiving and  accepting  purchase and redemption  orders from each Separate  Account and receipt of such orders by
4:00 p.m.  Eastern time by the Insurer shall be deemed to be receipt by the Fund for purposes of Rule 22c-1 of the 1940 Act;  provided  that the Insurer will use its best efforts to provide notice of such orders on the next following business day prior to 9:30 a.m. Eastern time.

         1.7 The  Insurer  agrees to  purchase  and  redeem  the  shares of each
Portfolio in accordance  with the  provisions of the current  prospectus for the
Fund.

         1.8 The Insurer  shall pay for shares of the  Portfolio on the business day that the Portfolio  receives actual notice of an order to purchase shares of the Portfolio.  Payment shall be in federal funds  transmitted by wire by 6 p.m.
Eastern time.

         1.9 Issuance and transfer of shares of the  Portfolios  will be by book entry only unless otherwise agreed by the Fund. Stock  certificates  will not be issued to the Insurer or the Separate  Accounts unless  otherwise  agreed by the
Fund.  Shares ordered from the Fund will be recorded in an appropriate title for the Separate Accounts or the appropriate subaccounts of the Separate Accounts.

         1.10 The Fund shall  furnish  same day  notice  (by wire or  telephone, followed  by written  confirmation)  to the Insurer of any income  dividends  or capital gain  distributions  payable on the shares of the  Portfolios.  The Fund will use its best  efforts to provide  such  notice to the Insurer no later than
7:00 p.m.  Eastern time on the day the dividend or distribution is payable.  The
Insurer  hereby  elects to  reinvest in the  Portfolio  all such  dividends  and distributions  as are  payable  on a  Portfolio's  shares  and to  receive  such dividends and distributions in additional shares of that Portfolio.  The Insurer reserves  the right to revoke  this  election in writing and to receive all such dividends and  distributions  in cash.  The Fund shall notify the Insurer of the number of shares so issued as payment of such dividends and distributions.

         1.11 The Fund  shall  instruct  its  recordkeeping  agent to advise the
Insurer on each business day of the net asset value per share for each Portfolio as soon as  reasonably  practical  after  the  net  asset  value  per  share  is calculated and shall use its best efforts to make such net asset value per share available by 7:00 p.m. Eastern time. If Fund or its recordkeeping agent provides
Insurer with materially  incorrect share net asset value information  through no fault of Insurer,  Insurer on behalf of the Separate Accounts, shall be entitled to an  adjustment  to the number of shares  purchased or redeemed to reflect the correct share net asset value. Any material error (determined in accordance with
SEC  guidelines) in the  calculation  of net asset value per share,  dividend or capital gain information  shall be reported  promptly upon discovery to Insurer.
In the event  that such  material  error is the  result  of the  Fund's  (or its designated  agent's) gross negligence,  the Fund shall be responsible for any of
Insurer's  administrative  or  other  costs or  losses  incurred  in  correcting
Variable Contract Owner accounts.

ARTICLE II.           REPRESENTATIONS AND WARRANTIES

         2.1 The Insurer represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it is taxed as an insurance company under Subchapter L of the Code.

         2.2 The Insurer represents and warrants that it has legally and validly established  each of the Separate  Accounts as a segregated  asset account under
Kansas  law,  and that  each of the  Separate  Accounts  is a  validly  existing segregated asset account under applicable federal and state law.

         2.3 The Insurer  represents  and warrants  that the Variable  Contracts issued by the Insurer or interests in the Separate  Accounts under such Variable
Contracts (1) are or, prior to issuance,  will be registered as securities under the  Securities  Act of  1933  ("1933  Act")  or,  alternatively,  (2)  are  not registered because they are properly exempt from registration under the 1933 Act or will be offered  exclusively in  transactions  that are properly  exempt from registration under the 1933 Act.

         2.4 The  Insurer  represents  and  warrants  that each of the  Separate
Accounts (1) has been registered as a unit  investment  trust in accordance with the provisions of the 1940 Act or, alternatively, (2) has not been registered in proper reliance upon an exclusion from registration under the 1940 Act.

         2.5 The Insurer  represents that the Variable  Contracts  issued by the
Insurer are currently  treated as annuity  contracts or life insurance  policies
(which may include  modified  endowment  contracts),  whichever is  appropriate, under applicable provisions of the Code and that it will maintain such treatment and shall notify the Fund and Distributor  immediately  upon having a reasonable basis for believing that such Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

         2.6 The Fund  represents  and warrants  that it is duly  organized as a business trust under the laws of the  Commonwealth of  Massachusetts,  and is in good  standing  under  applicable  law and that it does and will  comply  in all material respects with the 1940 Act.

         2.7 The Fund  represents and warrants that the shares of the Portfolios are duly  authorized for issuance in accordance with applicable law and that the
Fund is registered as an open-end  management  investment company under the 1940
Act.

         2.8 The Fund  represents  and warrants that each Portfolio is currently qualified as a regulated  investment  company under Subchapter M of the Code and that each Portfolio will maintain such qualification  (under Subchapter M or any successor or similar provision) and that it will notify the Insurer  immediately upon having a reasonable basis for believing that any Portfolio has ceased to so qualify or that it might not so qualify in the future.

         2.9 The Fund  represents  and warrants  that each  Portfolio  currently complies,  and will continue to comply, with the  diversification  provisions of
Section  817(h)  of the  Code  and the  regulations  issued  thereunder  (or any successor or similar provision) relating to the diversification requirements for variable life insurance policies and variable annuity contracts, and will notify
Insurer  immediately  upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply in the  future and will  immediately take all  reasonable  steps to  adequately  diversify  the  portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

         2.10 The  Distributor  represents  and warrants  that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.

         2.11 The Fund  represents that to the extent that it decides to finance distribution  expenses pursuant to Rule 12b-1 under the 1940 Act, it will have a board of trustees, a majority of whom are not interested persons of the Fund, to formulate  and  approve  any  plan  under  Rule  12b-1 to  finance  distribution expenses.

         2.12 The Fund represents that the Fund's investment policies,  fees and expenses  are and shall at all times remain in  compliance  with the laws of the
State of Kansas and that its  respective  operations  are and shall at all times remain in material compliance with the laws of the State of Kansas to the extent required to perform this Agreement.

         2.13  Distributor  represents  that it will  sell  and  distribute  the
Trust's share in accordance  with any  applicable  state and federal  securities laws.

         2.14 The Fund  represents  and warrants that its  directors,  officers, employees  dealing  with the money and/or  securities  of the fund are and shall continue  to be at all times  covered  by a  blanket  fidelity  bond or  similar coverage  for the  benefit  of the Fund in an amount  not less than the  minimum coverage as required by Rules 17g-(1)  under the 1940 Act or related  provisions as may be  promulgated  from time to time. The aforesaid  blanket  fidelity bond shall  include  coverage for larceny and  embezzlement  and shall be issued by a reputable bonding company.

         2.15 The Distributor represents and warrants that the Fund's investment adviser is registered as an investment  adviser and shall remain duly registered under all applicable  federal and state securities laws and that such investment adviser shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.

2.16 Each party  represents and warrants that the execution and delivery of this
Agreement and the consummation of the transactions contemplated herein have been duly  authorized by all necessary  corporate,  partnership  or trust action,  as applicable,  by such party, and, when so executed and delivered,  this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.

ARTICLE III.          GENERAL DUTIES

         3.1 The Fund shall take all such actions as are necessary to permit the sale of the  shares  of  each  Portfolio  to the  Separate  Accounts,  including maintaining its  registration  as an investment  company under the 1940 Act, and registering the shares of the Portfolios sold to the Separate Accounts under the
1933 Act for so long as required  by  applicable  law.  The Fund shall amend its
Registration  Statement  filed  with the SEC under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous  offering of the shares of the  Portfolios.  The Fund shall  register  and qualify the shares for sale in accordance  with the laws of the various states to the extent  necessary to perform its obligations under this agreement.

         3.2 The  Insurer  shall take all such  actions as are  necessary  under applicable  federal and state law to permit the sale of the  Variable  Contracts issued  by the  Insurer,  including  registering  each  Separate  Account  as an investment  company to the extent  required under the 1940 Act, and  registering the Variable  Contracts or interests in the Separate Accounts under the Variable
Contracts to the extent required under the 1933 Act, and obtaining all necessary approvals to offer the Variable Contracts from state insurance commissioners.

         3.3 The Insurer shall offer and sell the Variable  Contracts  issued by the Insurer in accordance with  applicable  provisions of the 1933 Act, the 1934
Act, the 1940 Act, the NASD Conduct Rules, and state law respecting the offering of variable life insurance policies and variable annuity contracts.

         3.4 The  Distributor  shall  sell  and  distribute  the  shares  of the
Portfolios of the Fund in accordance with the applicable  provisions of the 1933
Act, the 1934 Act, the 1940 Act, the NASD Conduct Rules, and state law.

         3.5 During  such time as the Fund  engages  in Mixed  Funding or Shared
Funding,  a  majority  of the Board of  Trustees  of the Fund  shall  consist of persons who are not "interested persons" of the Fund ("disinterested Trustees"), as defined by Section 2(a)(19) of the 1940 Act and the rules thereunder,  and as modified by any applicable  orders of the SEC,  except that if this provision of this  Section 3.8 is not met by reason of the death,  disqualification,  or bona fide  resignation  of any  Trustee  or  Trustees,  then  the  operation  of this provision  shall be  suspended  (a) for a period  of 45 days if the  vacancy  or vacancies  may be filled by the Fund's  Board;  (b) for a period of 60 days if a vote of  shareholders  is required to fill the vacancy or vacancies;  or (c) for such longer period as the SEC may prescribe by order upon application.

         3.6 The  Insurer  and its  agents  will  not in any way  recommend  any proposal or oppose or interfere  with any reasonable  proposal  submitted by the
Fund at a meeting of owners of Variable  Contracts or  shareholders of the Fund, and will in no way  recommend,  oppose,  or interfere with the  solicitation  of proxies  for Fund  shares held by  Contract  Owners,  without the prior  written consent  of  the  Fund,  which  consent  may be  withheld  in  the  Fund's  sole discretion.

         3.7 Each party  hereto  shall  cooperate  with each other party and all appropriate  governmental  authorities having jurisdiction  (including,  without limitation,  the SEC, the NASD, and state insurance regulators) and shall permit such authorities  reasonable  access to its books and records in connection with any  investigation  or inquiry  relating to this  Agreement or the  transactions contemplated hereby.

ARTICLE IV.           POTENTIAL CONFLICTS

         4.1 During  such time as the Fund  engages  in Mixed  Funding or Shared
Funding, the parties hereto shall comply with the conditions in this Article IV.

         4.2 The  Fund's  Board  of  Trustees  shall  monitor  the  Fund for the existence of any material  irreconcilable  conflict (1) between the interests of owners of variable annuity contracts and variable life insurance  policies,  and
(2) between the interests of owners of Variable  Contracts  ("Variable  Contract
Owners") issued by different  Participating Life Insurance Companies that invest in the Fund.  A  material  irreconcilable  conflict  may arise for a variety  of reasons,  including:  (a) an action by any state insurance regulatory authority;
(b) a change in applicable  federal or state insurance,  tax, or securities laws or  regulations,  or a  public  ruling,  private  letter  ruling,  no-action  or interpretive  letter,  or any similar  action by  insurance,  tax, or securities regulatory  authorities;  (c) an  administrative  or  judicial  decision  in any relevant proceeding; (d) the manner in which the investments of any Portfolio of the Fund are being  managed;  (e) a difference in voting  instructions  given by variable annuity and variable life insurance  contract owners; or (f) a decision by a  Participating  Insurance  Company to disregard the voting  instructions of
Variable Contract Owners.

         4.3 The Insurer  agrees that it shall report any  potential or existing conflicts of which it is aware to the Fund's Board of Trustees. The Insurer will be  responsible  for assisting the Board of Trustees of the Fund in carrying out its responsibilities  under the Mixed and Shared Funding Exemptive Order, or, if the Fund is engaged in Mixed Funding or Shared Funding in reliance on Rule 6e-2,
6e-3(T),  or any  other  regulation  under  the 1940 Act,  the  Insurer  will be responsible  for assisting the Board of Trustees of the Fund in carrying out its responsibilities  under  such  regulation,  by  providing  the  Board  with  all information  reasonably  necessary for the Board to consider any issues  raised.
This includes, but is not limited to, an obligation by the Insurer to inform the
Board whenever Variable Contract Owner voting instructions are disregarded.  The
Insurer  shall carry out its  responsibility  under this Section 4.3 with a view only to the interests of the Variable Contract Owners.

         4.4 The  Insurer  agrees that in the event that it is  determined  by a majority  of the  Board of  Trustees  of the Fund or a  majority  of the  Fund's disinterested  Trustees  that a material  irreconcilable  conflict  exists,  the
Insurer  shall,  at its expense  and to the extent  reasonably  practicable  (as determined  by a  majority  of the  disinterested  Trustees  of the Board of the
Fund),   take   whatever   steps  are  necessary  to  remedy  or  eliminate  the
irreconcilable  material  conflict,  up to and including:  (1)  withdrawing  the assets  allocable to some or all of the Separate  Accounts  from the Fund or any
Portfolio  and  reinvesting  such  assets  in  a  different  investment  medium, including  another  portfolio  of the Fund,  or  submitting  the  question as to whether  such  segregation  should  be  implemented  to a vote  of all  affected
Variable  Contract  Owners and, as  appropriate,  segregating  the assets of any appropriate  group (I.E.,  annuity  contract  owners or life insurance  contract owners of contracts issued by one or more  Participating  Insurance  Companies), that votes in favor of such  segregation,  or offering to the affected  Variable
Contract Owners the option of making such a change;  and (2)  establishing a new registered  management  investment  company or managed  separate  account.  If a material  irreconcilable  conflict  arises because of the Insurer's  decision to disregard  Variable  Contract  Owners'  voting  instructions  and that  decision represents a minority  position or would  preclude a majority  vote, the Insurer shall be required,  at the Fund's election,  to withdraw the Separate  Accounts'
investment in the Fund, provided,  however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as  determined  by a majority  of the  disinterested  Trustees,  and no charge  or  penalty  will be  imposed  as a  result  of such  withdrawal.  These responsibilities  shall be carried out with a view only to the  interests of the
Variable Contract Owners. A majority of the  disinterested  Trustees of the Fund shall  determine  whether or not any  proposed  action  adequately  remedies any material  irreconcilable  conflict,  but  in no  event  will  the  Fund  or  its investment  adviser or the  Distributor  be required to  establish a new funding medium for any  Variable  Contract.  The  Insurer  shall not be required by this
Section 4.4 to establish a new funding  medium for any Variable  Contract if any offer to do so has been  declined  by vote of a majority  of  Variable  Contract
Owners materially adversely affected by the material irreconcilable conflict.

         4.5 The Insurer, at least annually, shall submit to the Fund's Board of
Trustees such reports, materials, or data as the Board reasonably may request so that the Trustees of the Fund may fully carry out the  obligations  imposed upon the  Board by the  conditions  contained  in the  application  for the Mixed and
Shared Funding  Exemptive Order and said reports,  materials,  and data shall be submitted more frequently if deemed appropriate by the Board.

         4.6 All  reports of  potential  or existing  conflicts  received by the
Fund's Board of Trustees,  and all Board action with regard to  determining  the existence  of a  conflict,  notifying  Participating  Insurance  Companies  of a conflict,  and  determining  whether any proposed action  adequately  remedies a conflict,  shall be properly recorded in the minutes of the Board of Trustees of the Fund or other appropriate  records,  and such minutes or other records shall be made available to the SEC upon request.

         4.7 The Board of Trustees of the Fund shall promptly notify the Insurer in writing of its determination of the existence of an  irreconcilable  material conflict and its implications.

ARTICLE V.            PROSPECTUSES AND PROXY STATEMENTS; VOTING

         5.1 The Insurer shall  distribute such  prospectuses,  proxy statements and periodic  reports of the Fund to the owners of Variable  Contracts issued by the Insurer as required to be distributed to such Variable Contract Owners under applicable federal or state law.

         5.2 The  Distributor  shall  provide the Insurer with as many copies of the current  prospectus of the Fund as the Insurer may  reasonably  request.  If requested  by  the  Insurer  in  lieu  thereof,  the  Fund  shall  provide  such documentation (including a final copy of the Fund's prospectus as set in type or in camera-ready  copy) and other assistance as is reasonably  necessary in order for the Insurer to either print a stand-alone  document or print together in one document the current prospectus for the Variable Contracts issued by the Insurer and the  current  prospectus  for the Fund,  or a  document  combining  the Fund prospectus with prospectuses of other funds in which the Variable  Contracts may be invested. The Fund shall bear the expense of printing and distributing copies of its current prospectus that will be distributed to existing Variable Contract
Owners (regardless of whether the prospectus is printed by the Fund and provided to the Insurer, or whether the prospectus is printed by the Insurer by virtue of having  received a copy set in type or in camera  ready  form),  and the Insurer shall bear the expense of printing copies of the Fund's prospectus that are used in connection with offering the Variable Contracts issued by the Insurer.

         5.3 The Fund and the Distributor shall provide,  at the Fund's expense, such copies of the Fund's current Statement of Additional Information ("SAI") as may  reasonably  be  requested,  to the  Insurer  and to any owner of a Variable
Contract issued by the Insurer who requests such SAI.

         5.4 The Fund, at its expense (and  regardless of whether such documents are printed by the Fund and provided to the Insurer,  or whether such  documents are printed by the Insurer by virtue of having received a copy set in type or in camera  ready  form),  shall  provide  the  Insurer  with  copies  of its  proxy materials,  periodic  reports  to  shareholders,  and  other  communications  to shareholders  in such  quantity  as the  Insurer  shall  reasonably  require for purposes of distributing to owners of Variable  Contracts issued by the Insurer.
The costs of proxy  materials  paid for by the Fund  shall  include,  but not be limited to, the costs of proxy cards, notices,  statements and tabulation costs.
The Fund, at the Insurer's expense, shall provide the Insurer with copies of its periodic  reports to shareholders  and other  communications  to shareholders in such quantity as the Insurer shall reasonably request for use in connection with offering  the  Variable  Contracts  issued by the  Insurer.  If requested by the
Insurer in lieu thereof, the Fund shall provide such documentation  (including a final copy of the Fund's proxy materials, periodic reports to shareholders,  and other  communications to shareholders,  as set in type or in camera-ready  copy)
and other  assistance as reasonably  necessary in order for the Insurer to print such shareholder communications for distribution to owners of Variable Contracts issued by the Insurer.

         5.5  For  so  long  as the  SEC  interprets  the  1940  Act to  require pass-through voting by Participating Insurance Companies whose Separate Accounts are  registered  as investment  companies  under the 1940 Act, the Insurer shall vote  shares of each  Portfolio  of the Fund  held in a  Separate  Account  or a subaccount thereof, whether or not registered under the 1940 Act, at regular and special meetings of the Fund in accordance with instructions  timely received by the Insurer (or its designated  agent) from owners of Variable  Contracts funded by such Separate  Account or subaccount  thereof having a voting interest in the
Portfolio.  The Insurer  shall vote shares of a Portfolio  of the Fund held in a
Separate  Account or a subaccount  thereof that are attributable to the Variable
Contracts as to which no timely  instructions  are  received,  as well as shares held in such Separate Account or subaccount thereof that are not attributable to the Variable  Contracts and owned  beneficially  by the Insurer  (resulting from charges against the Variable Contracts or otherwise),  in the same proportion as the votes  cast by  owners of the  Variable  Contracts  funded by that  Separate
Account or subaccount  thereof  having a voting  interest in the Portfolio  from whom  instructions  have been timely received.  The Insurer shall vote shares of each  Portfolio  of the Fund held in its  general  account,  if any, in the same proportion as the votes cast with respect to shares of the Portfolio held in all
Separate Accounts of the Insurer or subaccounts thereof, in the aggregate.

         5.6 During  such time as the Fund  engages  in Mixed  Funding or Shared
Funding, the Fund shall disclose in its prospectus that (1) the Fund is intended to be a funding  vehicle  for  variable  annuity  and  variable  life  insurance contracts offered by various insurance  companies,  (2) material  irreconcilable conflicts  possibly  may arise,  and (3) the Board of  Trustees of the Fund will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action,  if any,  should be taken in response to any  such  conflict.  The Fund  hereby  notifies  the  Insurer  that  prospectus disclosure may be appropriate  regarding  potential  risks of offering shares of the Fund to separate  accounts  funding  both  variable  annuity  contracts  and variable  life  insurance  policies and to separate  accounts  funding  Variable
Contracts of unaffiliated life insurance companies.

ARTICLE VI.           SALES MATERIAL AND INFORMATION

         6.1 The Insurer shall furnish,  or shall cause to be furnished,  to the
Fund or its  designee,  each  piece of  sales  literature  or other  promotional material in which the Fund (or any Portfolio  thereof) or its investment adviser or the Distributor is named at least5 business days prior to the anticipated use of such material,  and no such sales  literature or other  promotional  material shall be used  unless the Fund and the  Distributor  or the  designee  of either approve the  material or do not respond with  comments on the material  within 5 business days from receipt of the material.

         6.2 The Insurer  agrees that  neither it nor any of its  affiliates  or agents shall give any information or make any  representations  or statements on behalf  of the  Fund or  concerning  the Fund  other  than  the  information  or representations  contained in the  Registration  Statement or prospectus for the
Fund shares,  as such  registration  statement and  prospectus may be amended or supplemented  from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee and by the  Distributor or its designee,  except with the permission of the Fund or its designee and the Distributor or its designee.

         6.3 The Fund or the Distributor or the designee of either shall furnish to the  Insurer  or its  designee,  each  piece  of  sales  literature  or other promotional  material in which the Insurer or its Separate Accounts are named at least 5 business days prior to the anticipated use of such material, and no such material shall be used unless the Insurer or its designee  approves the material or does not respond with  comments on the material  within 5 business  days from receipt of the material.

         6.4 The Fund and the Distributor agree that each and the affiliates and agents of each shall not give any  information  or make any  representations  on behalf of the Insurer or concerning the Insurer,  the Separate Accounts,  or the
Variable  Contracts  issued  by the  Insurer,  other  than  the  information  or representations  contained in a  registration  statement or prospectus  for such
Variable Contracts, as such registration statement and prospectus may be amended or  supplemented  from time to time, or in reports for the Separate  Accounts or prepared for  distribution  to owners of such  Variable  Contracts,  or in sales literature  or  other  promotional  material  approved  by  the  Insurer  or its designee, except with the permission of the Insurer.

         6.5 The Fund will provide to the Insurer at least one complete  copy of the Mixed and Shared Funding Exemptive  Application and any amendments  thereto,
all  prospectuses,   Statements  of  Additional   Information,   reports,  proxy
statements  and other voting  solicitation  materials,  and all  amendments  and supplements to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

         6.6 The Insurer will provide to the Fund all prospectuses  (which shall include an offering  memorandum if the Variable  Contracts issued by the Insurer or  interests  therein are not  registered  under the 1933 Act),  Statements  of
Additional Information,  reports, solicitations for voting instructions relating to the Fund,  and all  amendments or supplements to any of the above that relate to the Variable  Contracts issued by the Insurer or the Separate  Accounts which utilize the Fund as an underlying  investment medium,  promptly after the filing of such document with the SEC or other regulatory authority.

         6.7 For purposes of this Article VI, the phrase  "sales  literature  or other  promotional  material"  includes,  but is not limited to,  advertisements
(such as material published,  or designed for use, in a newspaper,  magazine, or other  periodical,  radio,  television,  telephone or tape recording,  videotape display,  signs or billboards,  motion  pictures,  computerized  media, or other public media), sales literature (I.E., any written communication  distributed or made  generally  available  to  customers  or the public,  including  brochures, circulars,  research  reports,  market  letters,  form letters,  seminar  texts, reprints or excerpts of any other advertisement,  sales literature, or published article),  educational or training materials or other communications distributed or made generally available to some or all agents or employees.

ARTICLE VII.           INDEMNIFICATION

         7.1      INDEMNIFICATION BY THE INSURER

                  7.1(a) The Insurer  agrees to indemnify  and hold harmless the
Fund,  each of its  Trustees and  officers,  any  affiliated  person of the Fund within  the  meaning of Section  2(a)(3)  of the 1940 Act,  and the  Distributor
(collectively,  the  "Indemnified  Parties"  for  purposes of this  Section 7.1)
against any and all losses, claims, damages, liabilities (including amounts paid in settlement  with the written  consent of the Insurer) or litigation  expenses
(including  legal and other  expenses),  to which the  Indemnified  Parties  may become  subject  under any statute or  regulation,  at common law or  otherwise, insofar as such losses, claims, damages,  liabilities or litigation expenses are related  to the  sale  or  acquisition  of the  Fund's  shares  or the  Variable
Contracts issued by the Insurer and:

                           (i)  arise  out  of or  are  based  upon  any  untrue
                  statement or alleged  untrue  statement  of any material  fact contained in the registration  statement or prospectus  (which
                  shall  include  an  offering   memorandum)  for  the  Variable
                  Contracts  issued by the Insurer or sales  literature for such
                  Variable  Contracts  (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the  alleged  omission  to state  therein a  material  fact required  to be  stated  therein  or  necessary  to  make  the
                  statements   therein  not   misleading,   provided  that  this
                  agreement to indemnify  shall not apply as to any  Indemnified
                  Party if such statement or omission or such alleged  statement or omission was made in reliance upon and in  conformity  with information  furnished  to the  Insurer by or on behalf of the
                  Fund for use in the  registration  statement or prospectus for
                  the  Variable   Contracts  issued  by  the  Insurer  or  sales
                  literature  (or any amendment or  supplement) or otherwise for use in connection with the sale of such Variable  Contracts or
                  Fund shares; or

                           (ii) arise out of or as a result of any  statement or
                  representation   (other  than  statements  or  representations
                  contained in the registration  statement,  prospectus or sales literature  of the Fund not supplied by the Insurer or persons under its  control) or wrongful  conduct of the Insurer or any of its  affiliates,  employees  or agents with  respect to the sale or distribution of the Variable  Contracts  issued by the
                  Insurer or the Fund shares; or

                           (iii)  arise out of any untrue  statement  or alleged
                  untrue   statement   of  a  material   fact   contained  in  a
                  registration statement, prospectus, or sales literature of the
                  Fund or any  amendment  thereof or  supplement  thereto or the omission or alleged  omission to state therein a material fact required  to be  stated  therein  or  necessary  to  make  the statements  therein  not  misleading  if such a  statement  or omission was made in reliance  upon  information  furnished to the Fund by or on behalf of the Insurer; or

                           (iv) arise out of or result from any material  breach
                  of any  representation  and/or warranty made by the Insurer in this  Agreement  or arise  out of or  result  from  any  other material breach of this Agreement by the Insurer;

 except to the extent provided in Sections 7.1(b) and 7.1(c) hereof.

                  7.1(b)   The   Insurer   shall  not  be  liable   under   this
 indemnification   provision  with  respect  to  any  losses,  claims,  damages, liabilities  or  litigation  expenses  to  which  an  Indemnified  Party  would otherwise  be  subject by reason of willful  misfeasance,  bad faith,  or gross negligence in the performance of the Indemnified Party's duties or by reason of the Indemnified  Party's reckless disregard of obligations or duties under this
 Agreement or to the Fund.

                  7.1(c)   The   Insurer   shall  not  be  liable   under   this
 indemnification provision with respect to any claim made against an Indemnified
 Party  unless such Party shall have  notified  the Insurer in writing  within a reasonable  time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the claim  shall  have  been  served  upon such
 Indemnified  Party (or after such  Party  shall  have  received  notice of such service on any designated agent), but failure to notify the Insurer of any such claim shall not relieve the Insurer from any liability which it may have to the
 Indemnified Party against whom such action is brought otherwise than on account of this indemnification  provision.  In case any such action is brought against the Indemnified Parties,  the Insurer shall be entitled to participate,  at its own expense,  in the defense of such action. The Insurer also shall be entitled to assume the defense  thereof,  with counsel  reasonably  satisfactory  to the party named in the action.  After  notice from the Insurer to such party of the
 Insurer's  election to assume the defense thereof,  the Indemnified Party shall bear the fees and expenses of any  additional  counsel  retained by it, and the
 Insurer will not be liable to such party under this  Agreement for any legal or other expenses  subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.1(d)  The  Indemnified  Parties  shall  promptly  notify the
 Insurer of the  commencement  of any litigation or proceedings  against them in connection  with  the  issuance  or sale of the  Fund  shares  or the  Variable
 Contracts issued by the Insurer or the operation of the Fund.

         7.2      INDEMNIFICATION BY THE DISTRIBUTOR

                  7.2(a) The  Distributor  agrees to indemnify and hold harmless the Insurer,  its affiliated  principal  underwriter of the Variable Contracts, and each of their  directors  and  officers  and any  affiliated  person of the
 Insurer  within the meaning of Section  2(a)(3) of the 1940 Act  (collectively, the "Indemnified Parties" for purposes of this Section 7.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor) or litigation expenses (including legal and other expenses) to which the  Indemnified  Parties may become subject under any statute or regulation, at common law or otherwise,  insofar as such losses, claims, damages,  liabilities or litigation expenses are related to the sale or acquisition  of the  Fund's  shares  or the  Variable  Contracts  issued by the
 Insurer and:

                           (i)  arise  out  of or  are  based  upon  any  untrue
                  statement or alleged  untrue  statement  of any material  fact contained in the registration statement or prospectus or sales literature  of the Fund (or any amendment or supplement to any of the  foregoing),  or  arise  out of or are  based  upon the omission or the alleged  omission to state  therein a material fact  required to be stated  therein or  necessary to make the
                  statements   therein  not   misleading,   provided  that  this
                  agreement to indemnify  shall not apply as to any  Indemnified
                  Party if such statement or omission or such alleged  statement or omission was made in reliance upon and in  conformity  with information  furnished to the  Distributor  or the Fund or the designee  of either by or on behalf of the  Insurer for use in the  registration  statement or prospectus  for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in the  registration  statement or prospectus  for the
                  Fund or in sales  literature  (or any amendment or supplement)
                  or  otherwise  for  use in  connection  with  the  sale of the
                  Variable Contracts issued by the Insurer or Fund shares; or

                           (ii) arise out of or as a result of any  statement or
                  representations  (other  than  statements  or  representations contained in the registration  statement,  prospectus or sales literature  for the  Variable  Contracts  not  supplied by the
                  Distributor, the Fund or any employees or agents of either) or
                  wrongful   conduct  of  the  Fund  or   Distributor,   or  the
                  affiliates,   employees,   or   agents  of  the  Fund  or  the
                  Distributor  with respect to the sale or  distribution  of the
                  Variable Contracts issued by the Insurer or Fund shares; or

                           (iii)  arise out of any untrue  statement  or alleged
                  untrue   statement   of  a  material   fact   contained  in  a
                  registration  statement,   prospectus,   or  sales  literature
                  covering the Variable Contracts issued by the Insurer,  or any amendment  thereof or supplement  thereto,  or the omission or alleged  omission to state therein a material fact required to be  stated  therein  or  necessary  to make the  statement  or statements  therein  not  misleading,  if  such  statement  or omission was made in reliance  upon  information  furnished to the Insurer by or on behalf of the Fund; or

                           (iv) arise out of or result from any material  breach
                  of any representation  and/or warranty made by the Distributor or Fund in this  Agreement  or arise out of or result from any other material  breach of this Agreement by the Distributor or
                  Fund;

except to the extent provided in Sections 7.2(b) and 7.2(c) hereof.

                  7.2(b)  The  Distributor   shall  not  be  liable  under  this
indemnification   provision  with  respect  to  any  losses,  claims,   damages,
liabilities or litigation expenses to which an Indemnified Party would otherwise be subject by reason of willful  misfeasance,  bad faith, or gross negligence in the  performance  of  the  Indemnified  Party's  duties  or  by  reason  of  the
Indemnified  Party's  reckless  disregard  of  obligations  or duties under this
Agreement or to the Insurer or the Separate Accounts.

                  7.2(c)  The  Distributor   shall  not  be  liable  under  this
indemnification  provision with respect to any claim made against an Indemnified
Party unless such Party shall have notified the  Distributor in writing within a
reasonable   time  after  the  summons  or  other  first  legal  process  giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified  Party (or after  such  Party  shall  have  received  notice of such service on any designated  agent),  but failure to notify the Distributor of any such claim shall not relieve the  Distributor  from any  liability  which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought
against  the  Indemnified   Parties,   the  Distributor   will  be  entitled  to
participate,  at is own expense,  in the defense  thereof.  The Distributor also shall be  entitled  to assume  the  defense  thereof,  with  counsel  reasonably satisfactory to the party named in the action. After notice from the Distributor to such party of the Distributor's  election to assume the defense thereof,  the
Indemnified  Party shall bear the fees and  expenses of any  additional  counsel retained by it, and the Distributor  will not be liable to such party under this
Agreement  for any legal or other  expense  subsequently  incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                  7.2(d) The Insurer shall  promptly  notify the  Distributor of the  commencement  of any  litigation  or  proceedings  against it or any of its officers or  directors in  connection  with the issuance or sale of the Variable
Contracts issued by the Insurer or the operation of the Separate Accounts.

         7.3      INDEMNIFICATION BY THE FUND

                  7.3(a) The Fund  agrees to  indemnify  and hold  harmless  the
Insurer,  its affiliated  principal  underwriter of the Variable Contracts,  and each of their  directors and officers and any  affiliated  person of the Insurer within  the  meaning  of  Section  2(a)(3)  of the 1940 Act  (collectively,  the
"Indemnified  Parties"  for  purposes of this  Section  7.3) against any and all losses, claims, damages,  liabilities (including amounts paid in settlement with the written  consent of the Fund) or litigation  expenses  (including  legal and other  expenses) to which the  Indemnified  Parties may become subject under any statute or  regulation,  at common  law or  otherwise,  insofar as such  losses, claims,  damages,  liabilities or litigation expenses are related to the sale or acquisition of the Fund's shares or the Variable Contracts issued by the Insurer and:

                           (i)  arise  out  of or  are  based  upon  any  untrue
                  statement or alleged  untrue  statement  of any material  fact contained in the registration statement or prospectus or sales literature  of the Fund (or any amendment or supplement to any of the  foregoing),  or  arise  out of or are  based  upon the omission or the alleged  omission to state  therein a material fact  required to be stated  therein or  necessary to make the
                  statements   therein  not   misleading,   provided  that  this
                  agreement to indemnify  shall not apply as to any  Indemnified
                  Party if such statement or omission or such alleged  statement or omission was made in reliance upon and in  conformity  with information  furnished to the  Distributor  or the Fund or the designee  of either by or on behalf of the  Insurer for use in the  registration  statement or prospectus  for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Variable  Contracts issued by the Insurer or Fund shares; or

                           (ii) arise out of or as a result of any  statement or
                  representation   (other  than  statements  or  representations
                  contained in the registration  statement,  prospectus or sales literature  for the  Variable  Contracts  not  supplied by the
                  Distributor  or any  employees or agents  thereof) or wrongful conduct of the Fund, or the affiliates,  employees,  or agents of the Fund,  with respect to the sale or  distribution of the
                  Variable Contracts issued by the Insurer or Fund shares; or

                           (iii)  arise out of any untrue  statement  or alleged
                  untrue   statement   of  a  material   fact   contained  in  a
                  registration   statement,   prospectus  or  sales   literature
                  covering the Variable Contracts issued by the Insurer,  or any amendment  thereof or supplement  thereto,  or the omission or alleged  omission to state therein a material fact required to be  stated  therein  or  necessary  to make the  statement  or statements  therein  not  misleading,  if  such  statement  or omission was made in reliance  upon  information  furnished to the Insurer by or on behalf of the Fund; or

                           (iv) arise out of or result from any material  breach
                  of any representation and/or warranty made by the Fund in this
                  Agreement  or arise out of or result  from any other  material breach of this Agreement by the Fund;

except to the extent provided in Sections 7.3(b) and 7.3(c) hereof.

                  7.3(b) The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation expenses to which an Indemnified  Party would  otherwise be subject by reason of willful  misfeasance,  bad faith, or gross  negligence in the performance of the
Indemnified  Party's  duties or by reason of the  Indemnified  Party's  reckless disregard of obligations or duties under this Agreement or to the Insurer or the
Separate Accounts.

                  7.3(c) The Fund shall not be liable under this indemnification provision  with  respect to any claim made against an  Indemnified  Party unless such party shall have  notified  the Fund in writing  within a  reasonable  time after the summons or other first legal process giving  information of the nature of the claim shall have been served upon such  Indemnified  Party (or after such
Party shall have received notice of such service on any designated  agent),  but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such  action  is  brought  against  the  Indemnified  Parties,  the Fund will be entitled to participate,  at its own expense,  in the defense thereof.  The Fund also shall be entitled to assume the defense  thereof,  with counsel  reasonably satisfactory  to the party  named in the action.  After  notice from the Fund to such party of the Fund's election to assume the defense thereof, the Indemnified
Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal
or  other  expenses   subsequently  incurred  by  such  party  independently  in
connection   with  the  defense   thereof   other  than   reasonable   costs  of
investigation.

                  7.3(d)  The  Insurer  shall  promptly  notify  the Fund of the commencement of any litigation or proceedings  against it or any of its officers or directors in connection  with the issuance or sale of the Variable  Contracts issued by the Insurer or the sale of the Fund's shares.

ARTICLE VIII.     APPLICABLE LAW

         8.1  This  Agreement  shall  be  construed  and the  provisions  hereof interpreted  under  and in  accordance  with  the  laws of the  Commonwealth  of
Pennsylvania.

         8.2 This  Agreement  shall be  subject to the  provisions  of the 1933,
1934,  and 1940 Acts,  and the rules and  regulations  and  rulings  thereunder, including such exemptions from those statutes,  rules and regulations as the SEC may grant (including, but not limited to, the Mixed and Shared Funding Exemptive
Order),  and the terms hereof shall be  interpreted  and construed in accordance therewith.

ARTICLE IX.       TERMINATION

         9.1      This Agreement shall terminate:

                  (a) at the option of any party upon 180 days  advance  written notice to the other parties; or

                  (b) at the option of the  Insurer if shares of the  Portfolios are not reasonably  available to meet the requirements of the Variable Contracts issued by the Insurer,  as determined by the Insurer,  and upon prompt notice by the Insurer to the other parties; or

                  (c) at  the  option  of  the  Fund  or  the  Distributor  upon institution of formal proceedings  against the Insurer or its agent by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Insurer's  duties under this Agreement or related to the sale of the Variable  Contracts issued by the Insurer,  the operation of the Separate
Accounts, or the purchase of the Fund shares; or

                  (d) at the option of the Insurer  upon  institution  of formal proceedings  against the Fund or the  Distributor  by the NASD,  the SEC, or any
state securities or insurance department or any other regulatory body; or

                  (e) upon requisite vote of the Variable Contract Owners having an interest in the Separate Accounts (or any subaccounts  thereof) to substitute the shares of another  investment  company for the  corresponding  shares of the
Fund or a Portfolio in accordance  with the terms of the Variable  Contracts for which  those  shares had been  selected  or serve as the  underlying  investment media; or

                  (f) in the event  any of the  shares  of a  Portfolio  are not registered,  issued or sold in accordance with  applicable  state and/or federal law, or such law precludes the use of such shares as the  underlying  investment media of the Variable Contracts issued or to be issued by the Insurer; or

                  (g) by any party to the Agreement  upon a  determination  by a majority  of the  Trustees  of the  Fund,  or a  majority  of its  disinterested
Trustees,  that an irreconcilable  conflict,  as described in Article IV hereof, exists; or

                  (h) at the option of the  Insurer  if the Fund or a  Portfolio fails to meet the requirements  under Subchapter M of the Code for qualification as a  Regulated  Investment  Company  specified  in  Section  2.8  hereof or the diversification requirements specified in Section 2.9 hereof.

         9.2 Each  party to this  Agreement  shall  promptly  notify  the  other parties  to the  Agreement  of the  institution  against  such party of any such formal  proceedings as described in Sections 9.1(c) and (d) hereof.  The Insurer shall give 30 days prior written  notice to the Fund of the date of any proposed vote of Variable  Contract  Owners to replace the Fund's  shares as described in
Section 9.1(e) hereof.

         9.3 Except as necessary to implement  Variable Contract Owner initiated transactions, or as required by state insurance laws or regulations, the Insurer shall not redeem Fund shares  attributable to the Variable  Contracts  issued by the Insurer (as opposed to Fund shares attributable to the Insurer's assets held in the Separate  Accounts),  and the Insurer shall not prevent Variable Contract
Owners from allocating payments to a Portfolio,  until 30 days after the Insurer shall have notified the Fund or Distributor of its intention to do so.

         9.4 Notwithstanding any termination of this Agreement, the Fund and the
Distributor  shall at the  option  of the  Insurer  continue  to make  available additional  shares of the Fund  pursuant  to the terms  and  conditions  of this
Agreement,  for all  Variable  Contracts  in  effect  on the  effective  date of termination of this Agreement (hereinafter referred to as "Existing Contracts").
Specifically, without limitation, based upon instructions from the owners of the
Existing  Contracts,  the Separate  Accounts  shall be  permitted to  reallocate investments  in the  Portfolios  of  the  Fund  and  redeem  investments  in the
Portfolios, and shall be permitted to invest in the Portfolios in the event that owners of the Existing  Contracts make  additional  purchase  payments under the
Existing  Contracts.  If this  Agreement  terminates,  the  parties  agree  that
Sections  3.7,  7.1,  7.2,  7.3,  8.1,  and 8.2,  will  remain in  effect  after termination.  In addition,  all other  applicable  provisions of this  Agreement shall  survive  termination  as long as shares of the Fund are held on behalf of
Existing  Contracts,  except that the Fund and Distributor shall have no further obligation to make Fund shares  available to any  Contracts  other than Existing
Contracts.

ARTICLE X.        NOTICES

         Any  notice  shall be  sufficiently  given when sent by  registered  or certified  mail to the other  party at the address of such party set forth below or at such other  address as such party may from time to time specify in writing to the other party.

         If to the Fund:

                  Insurance Series
                  Federated Investors Tower
                  1001 Liberty Avenue
                  Pittsburgh, Pennsylvania 15222-3779
                  Attn.:  John W. McGonigle

         If to the Distributor:

                  Federated Securities Corp.
                  Federated Investors Tower
                  1001 Liberty Avenue
                  Pittsburgh, Pennsylvania 15222-3779
                  Attn.:  John W. McGonigle

         If to the Insurer:

                  Security Benefit Life Insurance Company
                  700 SW Harrison
                  Topeka, Kansas 66636
                  Attn:  General Counsel

ARTICLE XI:       MISCELLANEOUS

         11.1 The Fund and the Insurer agree that if and to the extent Rule 6e-2 or Rule  6e-3(T)  under the 1940 Act is  amended  or if Rule 6e-3 is  adopted in final form, to the extent  applicable,  the Fund and the Insurer shall each take such steps as may be  necessary to comply with the Rule as amended or adopted in final form.

         11.2 A copy of the Fund's Agreement and Declaration of Trust is on file with the Secretary of the  Commonwealth  of  Massachusetts  and notice is hereby given that any agreements that are executed on behalf of the Fund by any Trustee or officer of the Fund are executed in his or her capacity as Trustee or officer and not  individually.  The  obligations of this Agreement shall only be binding upon the  assets  and  property  of the Fund and shall not be  binding  upon any
Trustee, officer or shareholder of the Fund individually.

         11.3  Nothing in this  Agreement  shall  impede the Fund's  Trustees or shareholders  of the shares of the Fund's  Portfolios from exercising any of the rights  provided to such Trustees or  shareholders  in the Fund's  Agreement and
Declaration  of Trust,  as  amended,  a copy of which  will be  provided  to the
Insurer upon request.

         11.4  Administrative  services to Variable Contract Owners shall be the responsibility of Insurer.  Insurer,  on behalf of its separate accounts will be the sole  shareholder of record of Fund shares.  Fund and Distributor  recognize that they will derive a substantial savings in administrative  expense by virtue of having a sole shareholder rather than multiple shareholders. In consideration of the  administrative  savings resulting from having a sole shareholder  rather than  multiple  shareholders,  Distributor  agrees to pay to  Insurer  an amount computed at an annual rate of .25 of 1% of the average  daily net asset value of shares held in subaccounts for which Insurer provides  administrative  services.
Distributor's  payments to Insurer are for  administrative  services only and do not constitute payment in any manner for investment advisory services.

         11.5 It is  understood  that the  name  "Federated"  or any  derivative thereof  or logo  associated  with that  name is the  valuable  property  of the
Distributor and its  affiliates,  and that the Insurer has the right to use such name (or derivative or logo) only so long as this  Agreement is in effect.  Upon termination of this Agreement the Insurer shall forthwith cease to use such name
(or derivative or logo).

         11.6 The captions in this  Agreement  are included for  convenience  of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

         11.7  This  Agreement  may be  executed  simultaneously  in two or more counterparts,  each of which taken  together  shall  constitute one and the same instrument.

         11.8 If any provision of this  Agreement  shall be held or made invalid by a court decision,  statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

11.9 This  Agreement  may not be assigned by any party to the  Agreement  except with the written consent of the other parties to the Agreement.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed as of the day and year first above written.

                                              INSURANCE SERIES

ATTEST:                                       BY:      JOHN W. McGONIGLE
Name:                                                ---------------------------
Title:                                        Name:  John W. McGonigle
                                              Title: Executive Vice President

                                              FEDERATED SECURITIES CORP.

ATTEST:                                       BY:      JOHN B. FISHER
Name:                                                ---------------------------
Title:                                        Name:  John B. Fisher
                                              Title: President-Broker/Dealer

                                              SECURITY BENEFIT LIFE
                                              INSURANCE COMPANY

ATTEST:  CHRIS SWICKARD                       BY:      ELLIOTT SHIFMAN
        -----------------------------                ---------------------------
Name:    Chris Swickard                       Name:  Elliott Shifman
Title:   AVP & Assistant Counsel              Title: Vice President

                                    EXHIBIT A

                        SBL Variable Annuity Account XIV

                                    EXHIBIT B

                     High Income Bond Fund II Service Shares

                     Fund for U.S. Government Securities II